SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 December 6, 2007

SIMEX TECHNOLOGIES, INC.

(Exact Name of Registrant as specified in charter)

Delaware                                            0-26599                                         58-2465647

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(State or other jurisdiction                 (Commission                                  (IRS Employer

        of incorporation)                               File Number)                          Identification No.)

               4545 Wieuca Road, Building 2, Atlanta, Georgia

       30342

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               (Address of principal executive offices)                                             (Zip Code)

Registrant's telephone number, including area code:   404/ 236-0134

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__)  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(__)  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(__)  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(__)  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure

On December 6, 2007 Simex Technologies, Inc. announced that it has entered into a partnership with Jangl, Inc., a provider of calling and online services.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 - Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release dated December 6, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simex Technologies, Inc.

By:  /s/ Zachary R. Suchin

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Zachary R. Suchin, President and CEO

Date:  December 7, 2007

EXHIBIT INDEX

99.1

Press Release dated December 6, 2007

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